LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2002

Listed below are preliminary estimates of year-end per share distributions of ordinary income and capital gains for the portfolios of Lazard Retirement Series, Inc. (the "Fund"). The Fund will be paying dividends and capital gains, if any, on December 18, 2002. The record date will be December 16, 2002 and the ex-dividend date will be December 17, 2002.

                         Estimated Ordinary      Estimated Short-Term       Estimated Long-Term
                         Income Dividend Per  Capital Gain Distribution  Capital Gain Distribution
Portfolio                       Share                 Per Share                  Per Share
--------------------------------------------------------------------------------------------------
Retirement Equity               $0.04                     -                          -

Retirement Small Cap              -                       -                          -

Retirement International        $0.05                     -                          -
Equity

Retirement Emerging             $0.03                     -                          -
Markets

Please be advised that these estimates may change prior to payable date due to book/tax adjustments and changes in shares outstanding.

November 21, 2002